                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
1996 DFW OFFICE, INC                                        DE                       TEXAS             1996 DFW OFFICE I, INC.
------------------------------------------------------------------------------------------------------------------------------------
3865 TCMP VENTURE, LLC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
51ST AND BUCKEYE, L.L.C                                     AZ
------------------------------------------------------------------------------------------------------------------------------------
5950 SHERRY LANE LIMITED PARTNER, LTD                       TX
------------------------------------------------------------------------------------------------------------------------------------
AEW #10 CORPORATION                                         MA
------------------------------------------------------------------------------------------------------------------------------------
ALAMO QUARRY MARKET, LTD                                    TX                       TEXAS             ALAMO QUARRY MARKET
------------------------------------------------------------------------------------------------------------------------------------
AMB-TC SOUTHRIVER PARK NJ L.L.C                             DE
------------------------------------------------------------------------------------------------------------------------------------
AUSTIN RETAIL INVESTMENT, INC                               DE
------------------------------------------------------------------------------------------------------------------------------------
BC PLAZA II/III, LTD                                        TX
------------------------------------------------------------------------------------------------------------------------------------
BELLAIRE CONDOMINIUMS, L.P.                                 TX
------------------------------------------------------------------------------------------------------------------------------------
BELLAIRE SHOPPING CENTER ASSOCIATES, L.P.                   TX
------------------------------------------------------------------------------------------------------------------------------------
BEVELAND CORPORATE CENTER LP                                DE
------------------------------------------------------------------------------------------------------------------------------------
BLUE ROCK CONSTRUCTION, INC                                 DE
------------------------------------------------------------------------------------------------------------------------------------
BPP-CM, L.P.                                                TX
------------------------------------------------------------------------------------------------------------------------------------
BPP-I, L.P.                                                 TX
------------------------------------------------------------------------------------------------------------------------------------
BROADVIEW CENTRAL TEXAS, LTD                                TX
------------------------------------------------------------------------------------------------------------------------------------
BURBANK AIRPORT PLAZA, LLC                                  DE
------------------------------------------------------------------------------------------------------------------------------------
BURLESON-STASSNEY LAND II, LTD                              TX
------------------------------------------------------------------------------------------------------------------------------------
BURLESON-STASSNEY LAND III, LTD                             TX
------------------------------------------------------------------------------------------------------------------------------------
BURLESON-STASSNEY LAND, LTD                                 TX
------------------------------------------------------------------------------------------------------------------------------------
CEMENTVILLE, L.P.                                           TX
------------------------------------------------------------------------------------------------------------------------------------
CHALLENGER CONSTRUCTION COMPANY                             DE
------------------------------------------------------------------------------------------------------------------------------------
CH-NORTHWEST PLACE ONE, LTD                                 TX
------------------------------------------------------------------------------------------------------------------------------------
CH-NWP, INC                                                 DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 1


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
CH-YORKTOWN, INC                                            DE
------------------------------------------------------------------------------------------------------------------------------------
COLLINS CROSSING II, LTD                                    TX
------------------------------------------------------------------------------------------------------------------------------------
COLLINS CROSSING, LTD                                       TX
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION CORP. OF THE ROCKIES, INC                      CO
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES HOLDINGS, INC                         DE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE TITLE, INC                                        DE
------------------------------------------------------------------------------------------------------------------------------------
CORVUS CONSTRUCTION SERVICES LLC                            DE
------------------------------------------------------------------------------------------------------------------------------------
CORVUS CONSTRUCTION SERVICES, INC                           MO                      MISSOURI           TRAMMELL CROW BROKERAGE &
                                                                                                       MANAGEMENT GROUP
------------------------------------------------------------------------------------------------------------------------------------
COTP BOWIE, LTD                                             TX                       TEXAS             TCCT-CROW CONSTRUCTION, INC.
------------------------------------------------------------------------------------------------------------------------------------
CROW ATLANTA DEVELOPMENT-1996, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
CROW BROKERAGE COMPANY, INC                                 MO
------------------------------------------------------------------------------------------------------------------------------------
CROW CONSTRUCTION, INC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS #1 LP      TX
------------------------------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS, INC       DE
------------------------------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #2, L.P.          TX
------------------------------------------------------------------------------------------------------------------------------------
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS, INC              DE
------------------------------------------------------------------------------------------------------------------------------------
DENALI LLC                                                  NV
------------------------------------------------------------------------------------------------------------------------------------
DEVELOPMENT CORP. OF THE ROCKIES III, INC                   DE
------------------------------------------------------------------------------------------------------------------------------------
EMERALD REAL ESTATE COMPANY                                 DE
------------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE BUSINESS PARK D-2, L.P.                          DE
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE             CO. OF LOS ANGELES, CA      EASI
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE               CO. OR ORANGE, CA         EASI
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE              CO. OF SACRAMENTO, CA      EASI
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE               CO. OF VENTURA, CA        EASI
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 2


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE               CO. OF SANTA BARBARA, CA  EASI
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE                 CO. OF SAN DIEGO, CA    EASI
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL ASSET SERVICES, INC                           DE              CO. OF SAN BERNARDINO, CA  EASI
------------------------------------------------------------------------------------------------------------------------------------
EXPO 2 PARTNERS, LTD                                        TX
------------------------------------------------------------------------------------------------------------------------------------
EXPO LAND, INC                                              DE
------------------------------------------------------------------------------------------------------------------------------------
EXPO MANAGEMENT I, LLC                                      TX
------------------------------------------------------------------------------------------------------------------------------------
EXPO MANAGEMENT II, L.L.C                                   TX
------------------------------------------------------------------------------------------------------------------------------------
EXPO MANAGEMENT III, LLC                                    TX
------------------------------------------------------------------------------------------------------------------------------------
EXPO PARTNERS I, LTD                                        TX
------------------------------------------------------------------------------------------------------------------------------------
EXPO PARTNERS II, LTD                                       TX
------------------------------------------------------------------------------------------------------------------------------------
EXPO PARTNERS III, LTD                                      TX
------------------------------------------------------------------------------------------------------------------------------------
FAIRWAY CENTRE ASSOCIATES, L.P.                             TX
------------------------------------------------------------------------------------------------------------------------------------
FAIRWAY CENTRE, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
FAIRWAY PLAZA ASSOCIATES, L.P.                              TX
------------------------------------------------------------------------------------------------------------------------------------
FAISON (CHILE) S.A                                        CHILE
------------------------------------------------------------------------------------------------------------------------------------
FAISON SERVICIOS INMOBILIARIOS S.A                        CHILE
------------------------------------------------------------------------------------------------------------------------------------
FREEPORT #2, LP                                             TX
------------------------------------------------------------------------------------------------------------------------------------
FREESTANDING PROPERTY FUND I, L.P.                          DE
------------------------------------------------------------------------------------------------------------------------------------
GATEWAY PLAZA ASSOCIATES L.P.                               DE
------------------------------------------------------------------------------------------------------------------------------------
LASGOW BTS, LLC                                             DE
------------------------------------------------------------------------------------------------------------------------------------
INSTRUMENTAL INVESTMENTS, LTD                               TX
------------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY REAL ESTATE BROKERAGE, INC                      MO                      MISSOURI           TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
KYRENE MESA DEVELOPMENT COMPANY LLC                         AZ
------------------------------------------------------------------------------------------------------------------------------------
LAKELINE RETAIL 2000, LTD                                   TX
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 3


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
LANDMARK VI INDUSTRIAL CENTER, LTD                          TX
------------------------------------------------------------------------------------------------------------------------------------
LEEDS CONSTRUCTION SERVICES, INC                            DE
------------------------------------------------------------------------------------------------------------------------------------
MARSH AT BELMEADE PARTNERS, L.P.                            TX
------------------------------------------------------------------------------------------------------------------------------------
MCCRELESS SQUARE, LTD                                       TX
------------------------------------------------------------------------------------------------------------------------------------
ID-CONTINENT ACQUISITIONS, INC                             DE
------------------------------------------------------------------------------------------------------------------------------------
MONTPELIER II, LLC                                          DE
------------------------------------------------------------------------------------------------------------------------------------
NAYLOR CONSTRUCTION SERVICES GROUP, LLC                     TN
------------------------------------------------------------------------------------------------------------------------------------
NNN CARE EIGHT LLC                                          DE
------------------------------------------------------------------------------------------------------------------------------------
NNN CARE ONE LLC                                            DE
------------------------------------------------------------------------------------------------------------------------------------
NNN-CW LP                                                   DE                      MICHIGAN           NNN-CW LIMITED PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
NNN-CW LP                                                   DE                    MASSACHUSETTS        NNN-CW LIMITED PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
NORTHWOOD GP, LTD                                           TX
------------------------------------------------------------------------------------------------------------------------------------
NORTHWOOD PROPERTIES, LTD                                   TX
------------------------------------------------------------------------------------------------------------------------------------
OKC REAL ESTATE INVESTMENTS, INC                            DE
------------------------------------------------------------------------------------------------------------------------------------
OLD TOWN DEVELOPMENT COMPANY, LLC                           VA
------------------------------------------------------------------------------------------------------------------------------------
ONE RIVERWALK PLACE, L.L.C                                  TX
------------------------------------------------------------------------------------------------------------------------------------
OREGON OFFICE CONSTRUCTION COMPANY                          OR                       OREGON            RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
PIERRE LACLEDE L.L.C                                        DE
------------------------------------------------------------------------------------------------------------------------------------
PKD PRIME LLC                                               AZ
------------------------------------------------------------------------------------------------------------------------------------
PRIMEWEST LLC, a Trammell Crow Affiliated Company           AZ
------------------------------------------------------------------------------------------------------------------------------------
QUARRY CROSSING, LTD                                        TX                       TEXAS             QUARRY CROSSING
------------------------------------------------------------------------------------------------------------------------------------
RAINIER LLC                                                 NV
------------------------------------------------------------------------------------------------------------------------------------
RAVEN CONSTRUCTION SERVICES COMPANY                         DE                      ALABAMA            RAVEN CONSTRUCTION SERVICES
                                                                                                       COMPANY, INC.
------------------------------------------------------------------------------------------------------------------------------------
RAVEN CONSTRUCTION, INC                                     DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 4


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
RAVEN NORTH, INC                                            DE                      FLORIDA            RAVEN CONSTRUCTION OF NORTH
                                                                                                       FLORIDA
------------------------------------------------------------------------------------------------------------------------------------
RAVEN SOUTH, INC                                            DE                      FLORIDA            RAVEN CONSTRUCTION OF SOUTH
                                                                                                       FLORIDA
------------------------------------------------------------------------------------------------------------------------------------
SIXTH STREET PARTNERS, LTD                                  TX
------------------------------------------------------------------------------------------------------------------------------------
SMOKESTACK PARTNERS, INC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
SPYGLASS CORPORATE SUPPORT SERVICES, INC                    DE
------------------------------------------------------------------------------------------------------------------------------------
STASSNEY HEIGHTS, LTD                                       TX
------------------------------------------------------------------------------------------------------------------------------------
STM PARTNERS, LTD                                           TX
------------------------------------------------------------------------------------------------------------------------------------
SUBTIER MARSH AT BELMEADE PARTNERS, L.P.                    TX
------------------------------------------------------------------------------------------------------------------------------------
SUGAR MAGNOLIA L.L.C                                        DE                      FLORIDA            AMB-TC SUGAR MAGNOLIA L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
T.C. DO BRASIL PARTICIPACOES LTDA                         BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
T.C. SERVICES DE MEXICO, S. DE R.L. DE C.V                MEXICO
------------------------------------------------------------------------------------------------------------------------------------
TC ARROWPOINT LP                                            DE
------------------------------------------------------------------------------------------------------------------------------------
TC ASHBURN LLC                                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC ATLANTA DEVELOPMENT, INC                                 DE
------------------------------------------------------------------------------------------------------------------------------------
TC ATLANTA, INC                                             DE                      GEORGIA            TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC AVIATION DFW, L.L.C                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TC AVIATION DFW, L.P.                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TC BALLPARK GP, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC BELLAIRE SHOPPING CENTER, INC                            DE
------------------------------------------------------------------------------------------------------------------------------------
TC BEVELAND, INC                                            DE
------------------------------------------------------------------------------------------------------------------------------------
TC BOSTON CORPORATE SERVICES, INC                           DE
------------------------------------------------------------------------------------------------------------------------------------
TC BOULDER OFFICE, L.P.                                     DE
------------------------------------------------------------------------------------------------------------------------------------
TC BROADWAY TRADE CENTER GP, INC                            DE
------------------------------------------------------------------------------------------------------------------------------------
TC BROADWAY TRADE CENTER LP                                 TX
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 5


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TC CAMERON DEVELOPMENT LAND LP                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC CAROLINAS, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------
TC CBD DEVELOPMENT, LLC                                     DE
------------------------------------------------------------------------------------------------------------------------------------
TC CBD MEMBER, LLC                                          DE
------------------------------------------------------------------------------------------------------------------------------------
TC CENTER LLC                                               DE
------------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO BROKERAGE, INC                                   DE                      ILLINOIS           TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO BROKERAGE, INC                                   DE                     MINNESOTA           TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO, INC                                             DE                      ILLINOIS           BUILDING MAINTENANCE XPERTS
------------------------------------------------------------------------------------------------------------------------------------
TC CHICAGO, INC                                             DE                      ILLINOIS           PIERCE CONSTRUCTION COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC CONTRACTORS MA, INC. F/K/A TC CONTRACTORS HMS, INC       DE
------------------------------------------------------------------------------------------------------------------------------------
TC CONTRACTORS, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC DALLAS/FORT WORTH INVESTMENT AND DEVELOPMENT, LP         TX                      NEW YORK           TCNY CONTRACTORS
------------------------------------------------------------------------------------------------------------------------------------
TC DC LAND LP                                               DE
------------------------------------------------------------------------------------------------------------------------------------
TC DEERWOOD COMMERCE CENTER LP                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC DENVER TELCO LLC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC DENVER, INC                                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC DETROIT, INC                                             DE
------------------------------------------------------------------------------------------------------------------------------------
TC DIBAR, LP                                                DE
------------------------------------------------------------------------------------------------------------------------------------
TC DOUGLAS AVE, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC ELK GROVE GP, INC                                        DE
------------------------------------------------------------------------------------------------------------------------------------
TC ELK GROVE LP                                             DE
------------------------------------------------------------------------------------------------------------------------------------
TC FAIRWAY PLAZA II, LTD                                    TX
------------------------------------------------------------------------------------------------------------------------------------
TC FITNESS, INC                                             DE
------------------------------------------------------------------------------------------------------------------------------------
TC FOREST HILL DEVELOPMENT LP                               DE
------------------------------------------------------------------------------------------------------------------------------------


      3/27/2001                                                      Page 6


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TC GAMECOCK LP                                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC HAVEN VILLAGE GP, INC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TC HAVEN VILLAGE LP                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC HOUSTON TFK, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC HOUSTON, INC                                             DE                       TEXAS             CONCEPT SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TC HOUSTON, INC                                             DE                  CO. OF HARRIS, TX      CONCEPT SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TC HOUSTON, INC                                             DE                  CO. OF HARRIS, TX      THE COMMONS AT DEERBROOK
------------------------------------------------------------------------------------------------------------------------------------
TC I-35 OKLAHOMA LLC                                        DE
------------------------------------------------------------------------------------------------------------------------------------
TC INDIANAPOLIS, INC                                        DE
------------------------------------------------------------------------------------------------------------------------------------
TC KANSAS CITY, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC KENTUCKY, INC                                            DE
------------------------------------------------------------------------------------------------------------------------------------
TC KILLEEN MP, LP                                           DE
------------------------------------------------------------------------------------------------------------------------------------
TC LOUISIANA, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------
TC MIDATLANTIC DEVELOPMENT, INC                             DE
------------------------------------------------------------------------------------------------------------------------------------
TC MIDATLANTIC PROPERTIES, INC                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC MIDATLANTIC, INC                                         DE                 CITY OF HAMPTON, VA     TRAMMELL CROW MIDATLANTIC
                                                                                                       RETAIL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TC MILWAUKEE, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC                               DE                 CITY OF HARTFORD, CT    FALLON HINES & O'CONNOR, A
                                                                                                       TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC                               DE                 CITY OF STAMFORD, CT    FALLON HINES & O'CONNOR, A
                                                                                                       TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC                               DE                  COUNTY OF KENT, DE     FALLON HINES & O'CONNOR, A
                                                                                                       TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC                               DE                        MAINE            FALLON HINES & O'CONNOR, A
                                                                                                       TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND BROKERAGE, INC                               DE                  CITY OF BOSTON, MA     FALLON HINES & O'CONNOR, A
                                                                                                       TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND, INC                                         DE                    MASSACHUSETTS        TRAMMELL CROW NEW ENGLAND
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND, INC                                         DE                  CITY OF BOSTON, MA     TRAMMELL CROW NEW ENGLAND
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 7


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TC NEW ENGLAND, INC                                         DE                    NEW HAMPSHIRE        TRAMMELL CROW NEW ENGLAND,
                                                                                                       INC.
------------------------------------------------------------------------------------------------------------------------------------
TC NEW MEXICO, INC                                          DE                     NEW MEXICO          TRAMMELL CROW NEW MEXICO,
                                                                                                       INC.
------------------------------------------------------------------------------------------------------------------------------------
TC NEW MEXICO, INC                                          DE                       TEXAS             TRAMMELL CROW NEW MEXICO,
                                                                                                       INC.
------------------------------------------------------------------------------------------------------------------------------------
TC NORTHEAST METRO, INC                                     DE
------------------------------------------------------------------------------------------------------------------------------------
TC NORTHERN CALIFORNIA, INC                                 DE
------------------------------------------------------------------------------------------------------------------------------------
TC NW CROSSING DEVELOPMENT, LTD                             TX
------------------------------------------------------------------------------------------------------------------------------------
TC NW CROSSING VENTURE L.L.C                                DE
------------------------------------------------------------------------------------------------------------------------------------
TC NW CROSSING, LTD                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TC OKLAHOMA CITY, INC                                       DE                       TEXAS             TRAMMELL CROW OKLAHOMA CITY,
                                                                                                       INC.
------------------------------------------------------------------------------------------------------------------------------------
TC PORTLAND, INC                                            DE                      OREGON             TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC PREMIER ROW HOLDING, INC                                 DE
------------------------------------------------------------------------------------------------------------------------------------
TC RENO, INC                                                DE                      NEVADA             TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC SEABROOK, INC                                            DE
------------------------------------------------------------------------------------------------------------------------------------
TC SEATTLE, INC                                             DE                    WASHINGTON           TRAMMELL CROW SEATTLE, INC.
------------------------------------------------------------------------------------------------------------------------------------
TC SERVICENET, INC                                          DE
------------------------------------------------------------------------------------------------------------------------------------
TC SIERRA BUILDING B, INC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TC SIERRA BUILDING G, INC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TC SIERRA CORPORATE CENTER, INC                             DE
------------------------------------------------------------------------------------------------------------------------------------
TC SOUTH RIVER OFFICE LLC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TC SPRINGFIELD, LLC                                         VA
------------------------------------------------------------------------------------------------------------------------------------
TC ST. LOUIS, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------
TC STORAGE LLC                                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC SUWANEE CREEK, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TC TAMPA GCS, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 8


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TC TENNESSEE, INC                                           DE                      ARKANSAS           TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TC TINKER LLC                                               OK
------------------------------------------------------------------------------------------------------------------------------------
TC TULSA, INC                                               DE                      OKLAHOMA           TRAMMELL CROW TULSA, INC.
------------------------------------------------------------------------------------------------------------------------------------
TC TULSA, INC                                               DE                       TEXAS             TRAMMELL CROW TULSA, INC.
------------------------------------------------------------------------------------------------------------------------------------
TC WC PARTNERS LP                                           TX
------------------------------------------------------------------------------------------------------------------------------------
TC WESTVIEW PLAZA LP                                        DE
------------------------------------------------------------------------------------------------------------------------------------
TC WILSONVILLE OFFICE, INC                                  DE
------------------------------------------------------------------------------------------------------------------------------------
TC WOOD VILLAGE, INC                                        DE
------------------------------------------------------------------------------------------------------------------------------------
TCC CONSTRUCTION, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TCC GENERAL AGENCY, INC                                     TX
------------------------------------------------------------------------------------------------------------------------------------
TCC LOUDOUN TELECOM, LLC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TCC MCLEAN PARKING LLC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TCC NNN TRADING, INC                                        DE
------------------------------------------------------------------------------------------------------------------------------------
TCC NORTH FLORIDA DEVELOPMENT #1, INC                       DE
------------------------------------------------------------------------------------------------------------------------------------
TCC PROSCENIUM, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TCC RISK SERVICES, INC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TCC/AMB AVIATION IAH LP                                     DE
------------------------------------------------------------------------------------------------------------------------------------
TCC/AMB AVIATION IAH VENTURE LLC                            DE
------------------------------------------------------------------------------------------------------------------------------------
TCC/AMB AVIATION PDX LLC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS #2, INC                                             DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS ALAMEDA FITNESS, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS ALEXANDER POINTE MT, INC                            DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS BURLINGTON MT, INC                                  DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS CEDAR ROAD MT, INC                                  DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                      Page 9


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS CLEVELAND L.L.C                                     DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS CO SPRINGS TOYS, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS DEER RUN MT, INC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS DUNCANVILLE TOYS, INC                               DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS GOLFVIEW WG, INC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS INDEPENDENCE MT, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS JUMBO FITNESS, INC                                  DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS LOVELAND OM, INC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS LYNCHBURG SPORTS, INC                               DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS MIRROR RIDGE MT, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS MONROE ROAD MT, INC                                 DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS QUIOCCASIN MT, INC                                  DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS RIDGE ROCK LP                                       TX
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS ROCK HILL MT, INC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS SHELBY OM, INC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS TUCSON PC, INC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS VIRGINIA CENTER MT, INC                             DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS WEATHERFORD OM, INC                                 DE
------------------------------------------------------------------------------------------------------------------------------------
TCC-BTS WHITEHALL MT, INC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TCCNV, INC                                                  DE
------------------------------------------------------------------------------------------------------------------------------------
TCCNV, LP                                                   TX
------------------------------------------------------------------------------------------------------------------------------------
TCC-OCP II, LTD                                             FL
------------------------------------------------------------------------------------------------------------------------------------
TCC-PB I, LTD                                               FL
------------------------------------------------------------------------------------------------------------------------------------
TCC-PHOENIX, INC                                            DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 10


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TCCS-TIGER, INC                                             DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT #2, INC                                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT BROADVIEW GP, LTD                                      TX
------------------------------------------------------------------------------------------------------------------------------------
TCCT DEVELOPMENT #2, INC                                    DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT DEVELOPMENT, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT NW PORTFOLIO, INC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT OFFICE DEVELOPMENT, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT REAL ESTATE, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT SAN ANTONIO INVESTMENTS II, INC                        DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT SAN ANTONIO INVESTMENTS, INC                           DE
------------------------------------------------------------------------------------------------------------------------------------
TCCT-CROW CONSTRUCTION #1 LIMITED PARTNERSHIP               TX                       TEXAS             CROW CONSTRUCTION, LTD.
------------------------------------------------------------------------------------------------------------------------------------
TCDFW #1, INC                                               DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW #2, INC                                               DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW 1102 FREEWAY, L.P.                                    TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW 161 PIONEER LP                                        TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW 411 WEST SEVENTH LP                                   TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW ACQUISITIONS LP                                       TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW BELLAIRE, INC                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW DENTON CANCER CENTER LP                               TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW DEVELOPMENT #1, INC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW DEVELOPMENT, LTD                                      TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW HITACHI BTS LP                                        TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW INDUSTRIAL INVESTMENTS, INC                           DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW INVESTMENT AND DEVELOPMENT, INC                       DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 11


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TCDFW LAKEPARK PLAZA, L.P.                                  TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW LCT LP                                                TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW MARSH AT BELMEADE, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW PEACHTREE LP                                          TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW QUEST, INC                                            DE
------------------------------------------------------------------------------------------------------------------------------------
TCDFW SPOKE LP                                              TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW SUMMIT #1, L.P.                                       TX
------------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC                                                  DE                CO. OF LUBBOCK, TX       TRAMMELL CROW DALLAS/FORT
                                                                                                       WORTH
------------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC                                                  DE                CO. OF TARRANT, TX       TRAMMELL CROW DALLAS/FORT
                                                                                                       WORTH
------------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC                                                  DE                 CO. OF DALLAS, TX       TRAMMELL CROW DALLAS/FORT
                                                                                                       WORTH
------------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC                                                  DE                 CO. OF COLLIN, TX       TRAMMELL CROW DALLAS/FORT
                                                                                                       WORTH
------------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC                                                  DE                 CO. OF DENTON, TX       TRAMMELL CROW DALLAS/FORT
                                                                                                       WORTH
------------------------------------------------------------------------------------------------------------------------------------
TCDFW, INC                                                  DE                       TEXAS             TRAMMELL CROW DALLAS/FORT
                                                                                                       WORTH
------------------------------------------------------------------------------------------------------------------------------------
TCDFW-COLLINS CROSSING, LTD                                 TX
------------------------------------------------------------------------------------------------------------------------------------
TCFP SHOPPING CENTER II, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TCH #2, INC                                                 DE
------------------------------------------------------------------------------------------------------------------------------------
TCH TFK, L.P.                                               TX
------------------------------------------------------------------------------------------------------------------------------------
TCM 3865, LLC                                               DE
------------------------------------------------------------------------------------------------------------------------------------
TCMW DEVELOPMENT, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TCNE-HORIZON, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------
TCNE-NEBC, INC                                              DE
------------------------------------------------------------------------------------------------------------------------------------
TCNE-USPS, INC                                              DE
------------------------------------------------------------------------------------------------------------------------------------
TC-RIVERSIDE, L.L.C                                         MD
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE               CO. OF VOLUSIA, FL        TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 12


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                  CO. OF DEKALB, GA      TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                 CO. OF CHATHAM, GA      TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                   CO. OF VIGO, IN       TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                  CO. OF DURHAM, NC      TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE               CO. OF MECKLENBERG, NC    TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                CO. OF CUMBERLAND, NC    TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                   CO. OF PITT, NC       TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                 CO. OF HAMILTON, OH     TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                  CO. OF MAURY, TN       TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                      TENNESSEE          TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                 CO. OF CAMERON, TX      TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                 CITY OF ROANOKE, VA     TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                CITY OF LYNCHBURG, VA    TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE           CITY OF COLONIAL HEIGHTS, VA  TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCSE REALTY SERVICES, INC                                   DE                  CO. OF CAMPBELL, VA    TRAMMELL CROW FAISON REGIONAL
                                                                                                       MALL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TCVG ASSOCIATES, LP                                         DE
------------------------------------------------------------------------------------------------------------------------------------
TEMPLE RETAIL, LTD                                          TX
------------------------------------------------------------------------------------------------------------------------------------
TFK RETAIL, LTD                                             TX
------------------------------------------------------------------------------------------------------------------------------------
TITAN CONSTRUCTION GROUP, INC                               DE
------------------------------------------------------------------------------------------------------------------------------------
TITLE ASSOCIATES, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TOOLEY & COMPANY, INC                                       CA
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ARGENTINA S.A                             ARGENTINA
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ARROWPOINT, INC                               DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ASSET MANAGEMENT, INC                         DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 13


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW ATLANTA DEVELOPMENT, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW AUTOMOTIVE REALTY SERVICES, INC               DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW BROKERAGE SERVICES, LTD                       TX
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW BTS, INC                                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CAPITAL COMPANY II, INC                       DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CAROLINAS DEVELOPMENT, INC                    DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CENTRAL TEXAS DEVELOPMENT, INC                DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CENTRAL TEXAS, LTD                            TX                      TEXAS              AUSTIN CENTRAL SERVICES
                                                                                                       COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CENTRAL TEXAS, LTD                            TX                      TEXAS              TRAMMELL CROW CENTRAL TEXAS
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CHICAGO DEVELOPMENT, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CHILE INMOBILIARIA LIMITADA                 CHILE                     CHILE              TRAMMELL CROW COMPANY, LTD.
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY - CHILE, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY - SOUTH AMERICAN HOLDINGS, INC        DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY (A DELAWARE CORPORATION)              DE                      TEXAS              TRAMMELL CROW COMPANY
                                                                                                       (DELAWARE)
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC            DE                 CO. OF CLARK, NV        TRAMMELL CROW CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC            DE                CO. OF WASHOE, NV        TRAMMELL CROW CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW COMPANY-CHILE S.A                           CHILE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC                     DE                 CO. OF HENRY, GA        RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC                     DE                CO. OF FULTON, GA        RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC                     DE                CO. OF DEKALB, GA        RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC                     DE                  CO. OF COBB, GA        RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC                     DE                CO. OF CLAYTON, GA       RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC                     DE                CO. OF GWINNETT, GA      RAVEN CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES CANADA, LTD              CANADA
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 14


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                  CO. OF DARE, NC        TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF CAMDEN, NC       TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF CHOWAN, NC       TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE               CO. OF CURRITUCK, NC      TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF GATES, NC        TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE              CO. OF NORTHAMPTON, NC     TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF PITT, NC         TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE               CO. OF PERQUIMANS, NC     TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                CO. OF PASQUOTAN, NC     TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF CRAVEN, NC       TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF ONSLOW, NC       TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF HALIFAX, NC      TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF MARTIN, NC       TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE                 CO. OF PAMLICO, NC      TRAMMELL CROW CORPORATE
                                                                                                       SERVICES
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CORPORATE SERVICES, INC                       DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW CUB INVESTMENT, L.L.C                         CO
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LP              TX
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC            DE                       TEXAS             TRAMMELL CROW DALLAS
                                                                                                       INDUSTRIAL DEVELOPMENT I, INC
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD            TX
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DALLAS/FORT WORTH, LTD                        TX
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DEERWOOD COMMERCE CENTER, INC                 DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DENVER DEVELOPMENT II, INC                    DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DENVER DEVELOPMENT, INC                       DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DENVER, INC                                   DE                      COLORADO           TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 15


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DETROIT DEVELOPMENT, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DEVELOPMENT, INC                              DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW DFW DEVELOPMENT, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW GLOBAL SOLUTIONS INC                    CAYMAN ISLANDS
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HEALTHCARE SERVICES, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HIGHER EDUCATION SERVICES, INC                DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HOUSTON DEVELOPMENT, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW HOUSTON, LTD                                  TX                     NEW MEXICO          TRAMMELL CROW HOUSTON,
                                                                                                       LIMITED PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INDIANAPOLIS DEVELOPMENT, INC                 DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P         DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENT FUND II, L.P.                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENT FUND III, L.P.                     DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENTS II, INC                           DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW INVESTMENTS III, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW KANSAS CITY DEVELOPMENT, INC                  DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW LATIN AMERICA INC                       CAYMAN ISLANDS
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW LOUISIANA CONSTRUCTION, INC                   DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      FLORIDA            MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      FLORIDA            MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF DEKALB, GA      MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF CHATHAM, GA     MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF DEKALB, GA      MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF CHATHAM, GA     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      INDIANA            MAD
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 16


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF VIGO, IN        MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF VIGO, IN        MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      INDIANA            MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      MARYLAND           MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      MARYLAND           MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                   CO. OF PITT, NC       MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                 CO. OF CLEVELAND,NC     MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE               CO. OF MECKLENBURG, NC    MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                CO. OF CUMBERLAND, NC    MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF DURHAM, NC      MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                 CO. OF CLEVELAND,NC     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF DURHAM, NC      MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE               CO. OF MECKLENBURG, NC    MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                   CO. OF PITT, NC       MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                CO. OF CUMBERLAND, NC    MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                        OHIO             MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                        OHIO             MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                     PENNSYLVANIA        MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      TENNESSEE          MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                      TENNESSEE          MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF CAMERON, TX     MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                       TEXAS             MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF CAMERON, TX     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                       TEXAS             MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 17


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE           CITY OF COLONIAL HEIGHTS, VA  MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF ROANOKE, VA     MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF HENRICO, VA     MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF AUGUSTA, VA     MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                CITY OF LYNCHBURG, VA    MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE            CITY OF COLONIAL HEIGHTS, VA MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF ROANOKE, VA     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF HENRICO, VA     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                  CO. OF AUGUSTA, VA     MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                CITY OF LYNCHBURG, VA    MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                     WEST VIRGINIA       MAD
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MALL MARKETING, INC                           DE                     WEST VIRGINIA       MEDIA ADVERTISING & DESIGN
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MEXICO S.A. DE C.V                          MEXICO
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MEXICO, INC                                   DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW MILWAUKEE DEVELOPMENT, INC                    DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NEW ENGLAND DEVELOPMENT, INC                  DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NEW MEXICO DEVELOPMENT, INC                   DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NORTHEAST METRO DEVELOPMENT, INC              DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NORTHERN CALIFORNIA DEVELOPMENT, INC          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW NW, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW OKC DEVELOPMENT, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW OPERATIONS, INC                               DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW PHOENIX DEVELOPMENT, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW PORTLAND DEVELOPMENT, INC                     DE
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 18


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REAL ESTATE SERVICES, INC                     DC
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY SERVICES(ONTARIO), LTD               CANADA
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY SERVICES, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW REALTY-ATLANTA, INC                           DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RENO DEVELOPMENT, INC                         DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RETAIL SERVICES, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW RETAIL SERVICES-BROKERAGE, INC                DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SAVILLS (GERMANY) GMBH                     GERMANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SAVILLS (NETHERLANDS) B.V                NETHERLANDS
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SAVILLS ASIA PACIFIC LIMITED            CAYMAN ISLANDS
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SAVILLS HONG KONG LIMITED                 HONG KONG
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SAVILLS LIMITED                            ENGLAND
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SE, INC                                       DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SEATTLE DEVELOPMENT, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. COMMERCIAL DEVELOPMENT, INC          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. DEVELOPMENT, INC                     DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. PROPERTIES, INC                      DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL. RETAIL, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC                                 DE             CO. OF VENTURA, CA          TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC                                 DE            CO. OF LOS ANGELES, CA       TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC                                 DE              CO. OF ORANGE, CA          TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC                                 DE            CO. OF SAN DIEGO, CA         TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC                                 DE          CO. OF SAN BERNARDINO, CA      TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SO. CAL., INC                                 DE            CO. OF RIVERSIDE, CA         TRAMMELL CROW COMPANY
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 19


                                              TRAMMELL CROW COMPANY SUBSIDIARIES
                                              ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      STATE/COUNTRY OF            STATE/COUNTY
ENTITY NAME                                              FORMATION                   OF DBA            DBA NAME
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOCAL RETAIL II, INC                          DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOCAL RETAIL III, INC                         DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOUTH BAY, INC                                DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SOUTH FLORIDA DEVELOPMENT, INC                DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW SPECIALTY REALTY, INC                         DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW TENNESSEE DEVELOPMENT, INC                    DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW TULSA DEVELOPMENT, INC                        DE
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL CROW WALLIS REAL ESTATE SERVICES COMPANY
LIMITED                                                  HUNGARY
------------------------------------------------------------------------------------------------------------------------------------
TRAMMELL DE MEXICO, S. DE R.L. DE C.V                     MEXICO
------------------------------------------------------------------------------------------------------------------------------------
TRI-PROPERTIES PROSCENIUM, L.L.C                            GA
------------------------------------------------------------------------------------------------------------------------------------
USREA, INC                                                  DE
------------------------------------------------------------------------------------------------------------------------------------
VAN NUYS INDUSTRIAL CENTER, LLC                             DE
------------------------------------------------------------------------------------------------------------------------------------
WALSTIB L.P.                                                DE
------------------------------------------------------------------------------------------------------------------------------------
WALSTIB VENTURE L.L.C                                       DE
------------------------------------------------------------------------------------------------------------------------------------
WEST OAK CENTER, LTD                                        TX
------------------------------------------------------------------------------------------------------------------------------------
WEST TECH BUSINESS CENTER, LTD                              TX
------------------------------------------------------------------------------------------------------------------------------------
WEST TECH GP, INC                                           DE
------------------------------------------------------------------------------------------------------------------------------------
WESTRIDGE AT GATEWAY PARTNERS, L.P.                         TX
------------------------------------------------------------------------------------------------------------------------------------
WETMORE BUSINESS PARK, LTD                                  TX
------------------------------------------------------------------------------------------------------------------------------------
WETMORE GP, LTD                                             TX
------------------------------------------------------------------------------------------------------------------------------------
WETMORE II GP, INC                                          DE
------------------------------------------------------------------------------------------------------------------------------------
WETMORE PHASE II, LTD                                       TX
------------------------------------------------------------------------------------------------------------------------------------

      3/27/2001                                                     Page 20
